Exhibit 21.1


                     ATLANTIC BANCGROUP, INC. AND SUBSIDIARY

                                   Form 10-KSB

                     For Fiscal Year Ended December 31, 2000

                            Subsidiary of Registrant
                            ------------------------

       Oceanside Bank, incorporated under the laws of the State of Florida